UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)   July 25, 2005
                                                     ---------------------------

                             PLY GEM HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

            333-114041                                    20-0645710
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     (Commission File Number)                  (IRS Employer Identification No.)

         185 PLATTE CLAY WAY
          KEARNEY, MISSOURI                                            64060
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (800) 800-2244
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         Entry into a Material Definitive Agreement
------------------------------------------------------------

On July 25, 2005, Ply Gem Industries, Inc. (the "Company") as U.S. borrower, CWD Windows and Doors, Inc. as Canadian borrower, Ply Gem Holdings, Inc., and certain domestic subsidiaries of Ply Gem Industries, Inc., as guarantors, and UBS Securities LLC and Deutsche Bank Securities Inc., as joint lead Arrangers and Bookrunners, J.P. Morgan Securities Inc., as Co-Arranger, UBS AG, Stamford Branch, as Issuing Bank, Administrative Agent and Collateral Agent, UBS Loan Finance LLC, as Swingline Lender, Deutsche Bank AG Cayman Islands Branch, as Syndication Agent, and JPMorgan Chase Bank, as Documentation Agent, entered into Amendment No. 1 to the Company's Second Amended and Restated Credit Agreement.

Under the terms of the amended agreement, the Company will be permitted to use its excess cash flow and/or a portion of its revolving credit facility to repurchase up to $25.0 million aggregate principal amount of the Company's 9% Senior Subordinated Notes due 2012. Subject to market conditions, its capital needs and other factors, the Company may from time to time purchase up to $25.0 million aggregate principal amount of its 9% Senior Subordinated Notes due 2012 in market transactions, privately negotiated sales or other transactions.

The foregoing description of Amendment No. 1 is only a summary of the terms and conditions of Amendment No. 1 and is qualified in its entirety by reference to Amendment No.1, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.


ITEM 9.01         Financial Statements and Exhibits
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(a)     Financial statements of businesses acquired.
        Not applicable

(b)     Pro forma financial information.
        Not applicable

(c)     Exhibits

Exhibit                 Description
-------                 -----------

10.1 Amendment No. 1 to the Second Amended and Restated Credit Agreement dated as of July 25, 2005, among Ply Gem Industries, Inc., the guarantors named therein, UBS Securities LLC, and the agents and combined lenders identified therein.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  July 25, 2005

                                     PLY GEM HOLDINGS, INC.


                                     By:      /s/ Shawn K. Poe
                                        ----------------------------------------
                                        Name: Shawn K. Poe
                                        Title:  Vice President, Chief Financial
                                        Officer, Treasurer and Secretary

                                  EXHIBIT LIST

Exhibit                    Description
-------                    -----------
10.1                       Amendment No. 1 to the Second Amended and Restated
                           Credit Agreement dated as of July 25, 2005, among Ply
                           Gem Industries, Inc., the guarantors named therein, UBS Securities LLC, and the agents and combined lenders identified therein.